UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 18, 2021

QTS Realty Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-36109	46-2809094
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File No.)	Identification No.)

12851 Foster Street
Overland Park, KS	66213
(Address of principal executive offices)	(Zip Code)

(913) 814-9988

Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Class A common stock, $.01 par value	QTS	New York Stock Exchange
Preferred Stock, 7.125% Series A Cumulative Redeemable Perpetual, $0.01 par value	QTS PR A	New York Stock Exchange
Preferred Stock, 6.50% Series B Cumulative Convertible Perpetual, $0.01 par value	QTS PR B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter)  or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

As previously disclosed, on June 7, 2021, QTS Realty Trust, Inc., a Maryland corporation (“QTS” or the “Company”), QualityTech, LP, a Delaware limited partnership and the operating partnership of the Company (the “Partnership”), Volt Upper Holdings LLC, a Delaware limited liability company (“Parent”), Volt Lower Holdings LLC, a Delaware limited liability company (“Merger Sub I”), and Volt Acquisition LP, a Delaware limited partnership (“Merger Sub II”) entered into an Agreement and Plan of Merger (the “Merger Agreement”). Parent, Merger Sub I and Merger Sub II are affiliates of Blackstone Infrastructure Partners L.P. and BREIT Operating Partnership L.P., which are affiliates of Blackstone Inc. Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, at the closing of the Mergers (as defined below) (the “Closing”), Merger Sub II will merge with and into the Partnership (the “Partnership Merger”), and, immediately following the Partnership Merger, the Company will merge with and into Merger Sub I (the “Company Merger” and, together with the Partnership Merger, the “Mergers”). Upon completion of the Partnership Merger, the Partnership will survive and the separate existence of Merger Sub II will cease (the “Surviving Partnership”). Upon completion of the Company Merger, Merger Sub I will survive and the separate existence of the Company will cease (the “Surviving Company”). A definitive proxy statement (the “proxy statement”) was filed with the Securities and Exchange Commission (the “SEC”) by the Company on July 21, 2021, in connection with, among other things, the Merger Agreement.

Certain Litigation

As previously disclosed in the proxy statement, two complaints were filed against the Company between July 9, 2021 and July 15, 2021, seeking to enjoin the proposed Mergers and to recover damages should the Mergers occur under the captions Stein v. QTS Realty Trust, Inc., et al. (filed July 9, 2021, Southern District of New York) and Waterman v. QTS Realty Trust, Inc. et al., (filed July 15, 2021, Southern District of New York). Five additional lawsuits were filed between July 26, 2021 and August 18, 2021 under the captions Reisbick v. QTS Realty Trust, Inc. et al. (filed July 26, 2021, Southern District of New York); Hardwick v. QTS Realty Trust, Inc. et al. (filed Aug. 4, 2021, Southern District of New York); Lawrence v. QTS Realty Trust, Inc. et al. (filed Aug. 11, 2021, Northern District of Georgia); Reinhardt v. QTS Realty Trust, Inc. et al. (filed Aug. 11, 2021, Northern District of Georgia); and Whitfield v. QTS Realty Trust, Inc. et al. (filed Aug. 13, 2021, Eastern District of Pennsylvania), which are substantially similar to the other two complaints. It is possible additional lawsuits may be filed between the date of this Form 8-K and consummation of the Mergers.

The Company believes that the disclosures set forth in the proxy statement comply fully with all applicable law and denies the allegations in the pending actions described above and thinks they are without merit. Nevertheless, in order to moot plaintiffs’ disclosure claims, avoid nuisance and possible expense and business delays, and provide additional information to its stockholders, the Company has determined voluntarily to supplement certain disclosures in the proxy statement with the supplemental disclosures set forth below (the “Supplemental Disclosures”). Nothing in the Supplemental Disclosures shall be deemed an admission of the legal merit of the various litigation matters described above, or of the necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, the Company specifically denies all allegations in the various litigation matters that any additional disclosure was or is required or material.

SUPPLEMENTAL DISCLOSURES

The following supplemental disclosures should be read in conjunction with the proxy statement, which should be read in its entirety. The inclusion in this supplement to the proxy statement of certain information should not be regarded as an indication that any of QTS or its affiliates, officers, directors or other representatives, or any other recipient of this information, considered, or now considers, it to be material, and such information should not be relied upon as such. Defined terms used but not defined herein have the meanings set forth in the proxy statement. For clarity, new text within restated paragraphs from the proxy statement is highlighted with bold, underlined text, and deleted text within restated paragraphs from the proxy statement is highlighted with ~~strikethrough text~~.

The disclosure in the section entitled “The Mergers—Background of the Mergers” beginning on page 34 is hereby amended by:

Adding the following sentence to the end of the first full paragraph of page 35:

However, during these outreach efforts, between late 2019 and early 2021, the Company entered into non-disclosure agreements with three parties (including Blackstone), which agreements contained customary standstill restrictions, and shared information and engaged in additional discussions with two others, as discussed further below. None of these non-disclosure agreements contained a “don’t-ask don’t-waive provision.”

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The disclosure in the section entitled “The Mergers—Opinions of Our Financial Advisors” under the heading “Opinion of Morgan Stanley & Co. LLC” beginning on page 50 of the proxy statement is hereby amended by:

Amending and restating the sixth paragraph on page 53 as follows:

Morgan Stanley then calculated an implied terminal value of the Company as of December 31, 2024 by applying a range of multiples of 19.0x to 25.0x derived based on its professional judgment that the range should be similar to the range of multiples in the Comparable Companies Analysis, to calendar year 2025 estimated AFFO per share of $3.62 and discounting by a range of discount rates from 5.5% to 7.5% representing a 1% band around the Company’s cost of equity of 6.5%. This present value of the implied terminal value of the Company was then added to the implied present value of the estimated future dividend payments per share.

Amending and restating the third paragraph on page 55 as follows:

For each of the transactions listed above, Morgan Stanley reviewed, among other things, the implied fully-diluted enterprise value of the target company as a multiple of analyst estimates of the next-twelve-months EBITDA of the target company. Based on the analysis of such metrics for the transactions noted above, Morgan Stanley selected a representative range of 20.0x to 23.0x based on its professional judgment that was applied to management’s next-twelve-months EBITDA to arrive at implied fully-diluted enterprise values. Morgan Stanley then subtracted an aggregate net debt and Series A preferred stock balance~~s~~ of $1,501 million as of March 31, 2021 based on the Company’s publicly disclosed financial information (including with respect to issuances of forward equity) to arrive at implied fully-diluted equity values. Morgan Stanley then divided the implied fully-diluted equity values by 92,381,915, the number of fully-diluted shares (as provided by the Company), which resulted in the following implied per share equity value range of the shares of Class A common stock, as compared to the merger consideration of $78.00 per share:”

Amending and restating the fifth paragraph on page 56 as follows:

Morgan Stanley performed a forward share price analysis using management’s quarterly projections of AFFO per share and a range of AFFO multiples of 18.4x to 24.5x based on its professional judgment that the range should be similar to the range of multiples in the Comparable Companies Analysis, to project the closing price of the Class A common stock forward to June 30, 2022, and then calculated the present values of those prices back to June 30, 2021 using a discount rate of 6.5%, which represented the mid-point of the Company’s cost of equity utilizing the capital asset pricing model. This resulted in the following implied value range of the shares of Class A common stock, as compared to the merger consideration of $78.00 per share:

Amending and restating the first paragraph on page 58 as follows:

Morgan Stanley has provided financial advisory and financing services to the Company and its affiliates and, in the 30 months prior to May 7, 2021, has received fees of approximately $2 million to $5 million in the aggregate in connection with such services. Morgan Stanley has provided financial advisory and financing services to Blackstone and its affiliates (including certain majority-controlled affiliates and majority-controlled portfolio companies of Blackstone identified by Morgan Stanley and disclosed to us), such services generally including M&A advisory, equity and debt capital market transactions, and loans, and, in the 24 months prior to May 7, 2021, received fees of approximately $250 million to $300 million in connection with such services (the majority of which fees were received for financing services). Morgan Stanley has advised us that it was providing, and may also seek in the future to provide, financial advisory and financing services to the Company unrelated to the mergers and transactions contemplated by the merger agreement, Blackstone or their respective affiliates (including portfolio companies of Blackstone and its affiliates) and would expect to receive fees for the rendering of those services. The information disclosed in this paragraph is based upon information provided to us by Morgan Stanley.

The disclosure in the section entitled “The Mergers—Opinions of Our Financial Advisors” under the heading “Opinion of Jefferies LLC” beginning on page 58 of the proxy statement is hereby amended by:

Amending and restating the third paragraph on page 62 as follows:

Discounted Cash Flow Analysis.   Jefferies performed a discounted cash flow analysis of the Company by calculating the estimated present value of the stand-alone unlevered, after-tax free cash flows that the Company was forecasted to generate during the fiscal years ending December 31, 2021 through December 31, 2025 based on the financial projections of the Company. For purposes of this analysis, stock-based compensation was treated as a cash expense. Implied terminal values of the Company were derived by applying to the Company’s terminal year estimated EBITDA a selected range of multiples of 21.0x to 25.0x based on its professional judgment that the range should be similar to the multiples in the Selected Public Companies Analysis. The present values (as of July 1, 2021) of the cash flows and terminal values were then calculated using a selected discount rate range of 5.6% to 7.6% representing a 1% band around the Company’s weighted average cost of capital of 6.6% as determined utilizing the capital asset pricing model. This analysis indicated an approximate implied per share equity value reference range for the Company of $57.66 to $84.77, as compared to the implied merger consideration of $78.00.

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Amending and restating the last paragraph on page 62 as follows:

Dividend Discount Model Analysis.   Jefferies performed a dividend discount model analysis of the Company by calculating the present value of estimated future dividend payments per share and terminal value of the company. Jefferies calculated ranges of implied equity values per share of Class A common stock, based on a dividend discount analysis utilizing Company management projections of cash flows, dividends per share and expected capital structure from June 30, 2021 through December 31, 2025. The dividends per share from June 30, 2021 to December 31, 2025 were discounted to present values (as of July 1, 2021) using a range of discount rates from 6.7% to 8.7% representing a 1% band around the Company’s cost of equity of 7.7% as determined utilizing the capital asset pricing model. Implied terminal values of the Company were derived by applying to the Company’s terminal year estimated EBITDA a selected range of multiples of 21.0x to 25.0x similar to the range of multiples in the Selected Public Companies Analysis. The present value of the implied terminal value of the Company was then added to the implied present value of the estimated future dividend payments per share. This analysis indicated an approximate implied per share equity value reference range for the Company of $58.82 to $77.97, as compared to the merger consideration of $78.00.

—END OF SUPPLEMENT TO DEFINITIVE PROXY STATEMENT—

Cautionary Note Regarding Forward-Looking Statements

Some of the statements contained in this Current Report on Form 8-K constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions.

The forward-looking statements contained in this Current Report on Form 8-K reflect the Company’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause actual results and future events to differ significantly from those expressed in any forward-looking statement. The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: the ability of the Company to obtain stockholder approval required to consummate the proposed transaction; the satisfaction or waiver of other conditions to Closing in the Merger Agreement for the proposed transaction; unanticipated difficulties or expenditures relating to the proposed transaction; the response of customers and business partners to the announcement of the proposed transaction; potential difficulties in employee retention as a result of the proposed transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the proposed transaction; the outcome of legal proceedings that have been and may be instituted against the Company, its directors and others related to the proposed transaction; adverse economic or real estate developments in the Company’s markets or the technology industry; global, national and local economic conditions; risks related to the Company’s international operations; risks related to the COVID-19 pandemic, including adverse impacts on the economy and our and our customers’ business; significant increases in construction and development costs; the increasingly competitive environment in which the Company operates; defaults on, or termination or non-renewal of, leases by customers; decreased rental rates or increased vacancy rates; increased interest rates and operating costs, including increased energy costs; dependence on third parties to provide Internet, telecommunications and network connectivity to the Company’s data centers; the Company’s failure to qualify and maintain its qualification as a REIT; environmental uncertainties and risks related to natural disasters; financial market fluctuations; changes in real estate and zoning laws, revaluations for tax purposes and increases in real property tax rates; and limitations inherent in the Company’s current and any future joint venture investments, such as lack of sole decision-making authority and reliance on the Company’s partners’ financial condition.

While forward-looking statements reflect the Company’s good faith beliefs, they are not guarantees of future performance or events. Any forward-looking statement speaks only as of the date on which it was made. The Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes. For a further discussion of these and other factors that could cause the Company’s future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 and in the other periodic reports the Company files with the SEC.

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No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Important Information for Investors and Stockholders

This Current Report on Form 8-K relates to the proposed merger transaction involving the Company. In connection with the proposed transaction, on July 21, 2021, the Company filed with the SEC a definitive proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, the Company mailed the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed transaction. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT THE COMPANY FILES WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The definitive proxy statement and any other documents filed by the Company with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov or at the Company’s website at www.qtsdatacenters.com or by writing to QTS Realty Trust, Inc., Attn: Investor Relations, 12851 Foster Street, Overland Park, KS 66213. The Company and its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the proposed transaction. Information about the Company’s directors and executive officers and their ownership of the Company securities is set forth in the Company’s proxy statement for its 2021 annual meeting of stockholders on Schedule 14A filed with the SEC on March 18, 2021. To the extent holdings of the Company’s securities by directors and executive officers have changed since the amounts disclosed in the Company’s proxy statement, such changes have been or will be reflected on Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. You can obtain free copies of these documents at the SEC’s website at www.sec.gov or by accessing the Company’s website at www.qtsdatacenters.com. Additional information regarding the identity of participants in the solicitation of proxies, and their direct or indirect interests in the proposed transaction, by security holdings or otherwise, is set forth in the definitive proxy statement and other materials to be filed with the SEC in connection with the proposed transaction.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QTS Realty Trust, Inc.

Dated: August 18, 2021	By:	/s/ Matt N. Thomson
Matt N. Thomson
General Counsel